PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The fiscal year ended September 30, 1996, was a difficult one for me as your new portfolio manager and a disappointing year for shareholders of the Premier Aggressive Growth Fund (formerly known as the Premier Capital Growth
Fund).
    The stock market performed well over the last year, managing a positive return during each quarter of the year. The Premier Aggressive Growth Fund's fiscal year got off to a weak start in late 1995 during transition to a new portfolio manager, then outperformed the market in the first five months of 1996 when aggressive growth stocks led the overall stock market rally. However, the Fund sharply declined in June and July as interest rates jumped higher hurting health and technology stocks more than the general market, and finished the year rallying modestly with the general market.
ECONOMIC REVIEW
    The Federal Reserve Board ("the Fed") twice in recent months has thwarted market expectations for policy tightening, perhaps to test the hypothesis that somewhat faster economic growth won't foster inflation. So far, rising wages and a tight labor market have failed to boost price indexes. Yet the U.S. business cycle is now entering the late-cycle phase when inflationary pressures typically emerge. Although profit growth slowed in 1996, better profit growth may be in prospect for some economic sectors next year. The Fed's stance has caused short-term interest rates to become quite volatile, although long-term rates have held fairly steady since the spring. True to form, the U.S. business cycle is entering the late-cycle phase and we believe that this portends sustained steady growth ahead.
    In 1996, the unemployment rate has plunged toward 5% while wage growth has exceeded price inflation for the first time since 1989. Yet there is little evidence to date of rising price inflation, prompting the Fed to leave its interest rate policy unchanged. This is very different from 1994 when the Fed preemptively hiked interest rates to stem a future price inflation that subsequently did not materialize.
    Real Gross Domestic Product grew 3.3% in the first half, led by strong manufacturing, housing and consumer sectors. Since midyear, home sales have reached new cyclical highs, orders for exports and capital goods have resurged, and many foreign economies are improving. However, despite favorable income growth, high confidence and better job security, consumer spending has been lackluster since midyear. This has caused many analysts to conclude that the economy has shifted to a slower growth. Corporate profit growth decelerated in 1996, chiefly reflecting lagging midcycle slowdowns in some sectors (resource industries, exports, capital goods). Many of these sectors are now improving.
    As we start the fourth quarter of the year, interest rates are actually little different than they were in the spring. Should new inflation signs begin to emerge, then both short- and long-term rates would likely rise.
    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with business cycles overseas which, by and large, are at a much earlier stage. This portends faster world growth in 1997. Hopefully, the U.S. economy can participate in a world economy that is accelerating in growth without igniting inflation.

MARKET OVERVIEW
    For the past 12 months, the securities markets, in addition to the usual influences such as corporate profits and economic activity, have taken their principal cues from the Fed.
    Indeed, the market's expectations concerning the Fed had more influence on interest rates and securities prices than any actions of the Fed. A year ago, the central bank was still very concerned about excessive economic growth and therefore was still raising interest rates. Starting last
February, however, the Fed became concerned about a possible recession. For the rest of the period through September 30, 1996, the Fed left interest rates alone.
    The markets, however, were not so passive. Last spring, a strong rise began in all the broad market indexes. In the early summer, technology issues and some other categories appeared to have outrun their prospects for the time being and a reaction set in. By late June, the economy was still expanding strongly, as indicated by impressive growth in employment. This led the markets to expect a corrective move by the Federal Reserve. Accordingly, prices of blue chips and even more those of smaller, more volatile issues retreated, as did bond prices.
    The decline, however, was short-lived. The economic numbers continued showing signs of growth, but at a moderate pace. Then a guessing game began among investors as to what the Fed's next move might be. At its late
September meeting, the Fed let the shoe drop - it did not intervene in the credit market. That was a signal to the markets to continue the climb that had in fact gotten underway in anticipation that the Fed might keep hands off. This was the background for the record-breaking equity performances that occurred in late September and early October.
INVESTMENT STRATEGY
    The Premier Aggressive Growth Fund investment strategy seeks investments in fast-growing companies based on its investment philosophy emphasizing strong future revenue and earnings growth. We focus on the outlook for the next twelve to twenty-four months. This evolves from the strong historical stock market relationship between a company's year-over-year relative earnings growth performance and the company's relative stock price performance. The portfolio construction process tends toward a bottom-up, stock-selective style favoring companies in high-growth businesses with exciting new product and business opportunities. The overall portfolio structure currently and usually will have the volatile, growth-oriented characteristics which result from a heavy sector-specific emphasis and large stock positions in the most attractive investment ideas.
PORTFOLIO FOCUS
    For the 12 months ended September 30, 1996, the Fund's Class A shares suffered a small loss of -.71%. Classes B, C and R had their inception
January 3, 1996; for the nine months ended September 30, 1996, Class B shares had a negative return of -.74%, Class C -.07% and Class R shares were unchanged.* For the 12-month period, the Standard & Poor's 500 Composite
Stock Price Index had a total return of 20.32%.**
    Part way through the third quarter of 1995, after I took over as Portfolio Manager, I moved the portfolio to a fully invested equity position based on a more positive investment outlook, focusing heavily on large technology and health care sector weightings. The technology emphasis on computer and semiconductor shares hurt the Fund in late 1995 when these shares fell sharply on disappointing earnings results. The portfolio's shift into smaller, faster-growing companies benefited early 1996 performance as the more classic growth stock sectors - health care, technology and consumer growth - led a dynamic five-month equity market rally. When fears of above-average booming economic growth and rising inflation momentum caused a sharp interest rate rise in June and July, volatile aggressive growth stocks such as those heavily weighted in the Fund suffered severe declines as investors fretted over a potential end to the bull equity market. Portfolio holdings with significant losses included Onguard Systems, Gilead Sciences and Imnet Systems. When economic growth momentum slowed during the late summer and interest rates declined as high inflation fears subsided, the stock market recovered gradually. With renewed confidence in an environment of solid earnings growth and stable interest rates, the late summer market rally reached record index highs in early fall.
    Currently, the portfolio structure continues to emphasize the same sector focus as during most of 1996, with overweightings in health care, technology and consumer growth, while utilities and energy shares are the most underweight compared to the S&P 500. The ten largest positions represent about 40% of the Fund's assets and reflect the traditional aggressive growth emphasis on health care (Teva Pharmaceutical, Fuisz Technologies, Interneuron Pharmaceuticals), electronic technology (Intel, Cisco Systems, Raychem) and consumer growth (Tommy Hilfiger, Metromedia International, Sun International Hotels). In our opinion, these companies have strong above-average growth prospects for 1997 and 1998.
    While the excessive growth euphoria of the spring of 1996 has waned, we are optimistic about the stock market outlook as we approach 1997, given the current background combination of moderate sustained growth, slightly rising inflation and prospects for solid 1997 earnings and dividend growth in most equity market sectors. We believe the Premier Aggressive Growth Fund is positioned in companies with outstanding 1997 growth prospects that should reward shareholders as we work to build a new and improved investment performance record.
                              Sincerely,
                          [Michael L. Schonberg signature logo]
                              Michael L. Schonberg
                              Portfolio Manager
October 16, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, without taking into account the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

PREMIER AGGRESSIVE GROWTH FUND                          SEPTEMBER 30, 1996
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER AGGRESSIVE GROWTH FUND CLASS A SHARES AND THE STANDARD & POOR'S 500 COMPOSITE PRICE INDEX

Dollars
$202,093
Standard & Poor's 500
Composite Stock Price
Index*
$157,651
Premier Aggressive
Growth Fund
(Class A Shares)
6/23/69
(years shown above are as of September 30th)
[Exhibit A]
*Source: Lipper Analytical Services, Inc.

AVERAGE ANNUAL TOTAL RETURNS                                         ACTUAL AGGREGATE TOTAL RETURNS
                                CLASS A SHARES                                             CLASS B SHARES
_______________________________________________________________     __________________________________________________________
                                                                                                            % Return Reflecting
                                              % Return                                                     Applicable Contingent
                                             Reflecting                                        % Return        Deferred Sales
                          % Return Without   Maximum Initial                                  Assuming No        Charge Upon
PERIOD ENDED 9/30/96      Sales Charge       Sales Charge (4.5%)    PERIOD ENDED 9/30/96      Redemption         Redemption*
____________              ______________     ____________________   ____________________     ____________     _________________
1 Year                          (0.71)%         (5.19)%             From Inception (1/3/96)     (0.74)%            (4.71)%
5 Years                          6.66            5.69
10 Years                         8.99            8.49
From Inception (6/23/69)        10.83           10.64

ACTUAL AGGREGATE TOTAL RETURNS
                              CLASS C SHARES                                              CLASS R SHARES
_______________________________________________________________      ________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return        Deferred Sales
                              Assuming          Charge Upon
PERIOD ENDED 9/30/96        No Redemption       Redemption**        PERIOD ENDED 9/30/96
____________               _______________    _____________         _____________________
From Inception (1/3/96)        (0.07)%           (1.07%)            From Inception (1/3/96)     0.00%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier Aggressive Growth Fund on 6/23/69 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 6/30/69 is used as the beginning value on 6/23/69. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                               SEPTEMBER 30, 1996
COMMON STOCKS-109.5%                                                                       SHARES                   VALUE
                                                                                          ___________          _____________
       COMMERCIAL SERVICES-4.7%      Correctional Services Corp..................          275,000 (a,b)      $    3,884,375
                                     Corrections Corporation of America..........          400,000 (a)            12,500,000
                                     NuCo2.......................................          130,000 (a)             2,697,500
                                     Quintel Entertainment.......................          450,000 (a)             3,487,500
                                                                                                               _____________
                                                                                                                  22,569,375
                                                                                                               _____________
       CONSUMER DURABLES-2.2%        Sunbeam.....................................          450,000                10,406,250
                                                                                                               _____________
                   CONSUMER
         NON-DURABLES-12.6%          Philip Morris Cos...........................          250,000                22,437,500
                                     Quiksilver..................................          250,000 (a)             6,250,000
                                     Tommy Hilfiger..............................          320,000 (a)            18,960,000
                                     Ultrafem....................................          110,000 (a)             2,543,750
                                     Vista 2000..................................          550,000 (a,b)             275,000
                                     Warnaco Group, Cl. A........................          425,000                10,093,750
                                                                                                               _____________
                                                                                                                  60,560,000
                                                                                                               _____________
      CONSUMER SERVICES-16.8%        American Radio Systems, Cl. A...............          150,000 (a)             5,587,500
                                     Black Rock Golf.............................          100,000 (a)               475,000
                                     Casino Data Systems.........................          810,000 (a)            15,390,000
                                     Checkfree...................................          500,000 (a)            10,000,000
                                     Cinar Films, Cl. B..........................          508,181 (a,b)          13,244,467
                                     Film Roman..................................           85,000 (a)               850,000
                                     Metromedia International Group..............        1,700,000 (a)            18,062,500
                                     Sun International Hotels....................          330,000 (a)            16,912,500
                                                                                                               _____________
                                                                                                                 80,521,967
                                                                                                               _____________
             ELECTRONIC
           TECHNOLOGY-16.1%          Advanced Photonix, Cl. A....................          515,000 (a)             1,705,938
                                     Cisco Systems...............................          300,000 (a)            18,618,750
                                     Cree Research...............................          220,000 (a)             2,695,000
                                     Gilat Satellite Networks....................          350,000 (a)             6,168,750
                                     Gray Communications Systems, Cl. B..........          300,000                 5,437,500
                                     Intel.......................................          250,000                23,859,375
                                     MRV Communications..........................          475,000 (a)            12,231,250
                                     Personal Computer Products..................          975,000 (a)             1,696,500
                                     Storage Technology..........................          135,000 (a)             5,113,125
                                                                                                               _____________
                                                                                                                  77,526,188
                                                                                                               _____________
      ENERGY MINERALS-2.7%           Rutherford-Moran Oil........................          435,000 (a)            13,050,000
                                                                                                               _____________
      FINANCE-5.2%                   ASTA Funding................................          150,000 (a)               881,250
                                     American States Financial...................          500,000                11,625,000
                                     National Auto Credit........................          209,000 (a)             2,403,500
                                     Titan Holdings..............................          262,500                 3,904,688
PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                  SHARES                    VALUE
                                                                                          _______                   _______
             FINANCE (CONTINUED)     20th Century Industries.....................          350,000 (a)        $    6,168,750
                                                                                                               _____________
                                                                                                                  24,983,188
                                                                                                               _____________
           HEALTH SERVICES-5.2%      Complete Management.........................          450,000 (a,b)           7,087,500
                                     Core........................................          180,000 (a)             2,115,000
                                     EP MedSystems...............................          230,000 (a)             1,265,000
                                     Fresenius Medical AG, A.D.S. ...............          157,048 (a)             3,651,366
                                     HBO & Co....................................          100,000                 6,675,000
                                     Northstar Health Services...................          235,000 (a,b)             411,250
                                     OMEGA Health Systems........................          269,500 (a,b)           1,667,531
                                     OnGard Systems..............................          280,000 (a)               980,000
                                     OncorMed....................................          364,000 (a,b)           1,387,750
                                                                                                               _____________
                                                                                                                  25,240,397
                                                                                                               _____________
         HEALTH TECHNOLOGY-20.2%     Atlantic Pharmaceuticals....................           30,000 (a)               266,250
                                     Avigen......................................          245,000 (a)             1,255,625
                                     BioCryst Pharmaceuticals....................           60,000 (a)               765,000
                                     Fuisz Technologies..........................        1,260,000 (a,b)          16,380,000
                                     Guidant.....................................          200,000                11,050,000
                                     Guilford Pharmaceuticals....................          105,000 (a)             2,887,500
                                     Interneuron Pharmaceuticals.................          590,000 (a)            16,667,500
                                     MacroChem/Delaware..........................          662,500 (a)             2,484,375
                                     Microvision.................................          100,000 (a)               556,250
                                     NeoPharm....................................          200,000 (a)             1,500,000
                                     ONCOR.......................................          800,000 (a)             4,150,000
                                     Sepraco.....................................          300,000 (a)             4,237,500
                                     Teva Pharmaceutical Industries, A.D.R.......          640,000                29,680,000
                                     VIMRx Pharmaceuticals.......................        1,300,000 (a)             5,037,500
                                                                                                               _____________
                                                                                                                  96,917,500
                                                                                                               _____________
     INDUSTRIAL SERVICES-2.9%        Commodore Applied Technologies..............          700,000 (a)             4,637,500
                                     Global Marine...............................          579,500 (a)             9,127,125
                                                                                                               _____________
                                                                                                                  13,764,625
                                                                                                               _____________
    NON-ENERGY MINERALS-.5%          TVX Gold....................................          350,000 (a)             2,362,500
                                                                                                               _____________
    PROCESS INDUSTRIES-4.8%          Chromatics Color Science....................          155,000 (a)               775,000
                                     Crompton & Knowles..........................           900,000               14,737,500
                                     Grace (W.R) & Co............................          149,700 (a)             7,784,400
                                                                                                               _____________
                                                                                                                  23,296,900
                                                                                                               _____________
              PRODUCER
           MANUFACTURING-6.3%        Motorcar Parts & Accessories.................         250,000 (a)             3,312,500
                                     Olin.........................................         100,000                 8,400,000
                                     Raychem......................................         245,000                18,375,000
                                                                                                               _____________
                                                                                                                  30,087,500
                                                                                                               _____________

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                    SHARES                VALUE
                                                                                             _______              _______
    RETAIL TRADE-1.4%                Federated Department Stores..................         200,000 (a)        $    6,700,000
                                                                                                               _____________
      TECHNOLOGY SERVICES-5.1%       IMNET Systems................................         440,000 (a)             8,580,000
                                     Mercury Interactive..........................         795,000 (a)            11,030,625
                                     TriTeal......................................         350,000 (a)             5,075,000
                                                                                                               _____________
                                                                                                                  24,685,625
                                                                                                               _____________
     UTILITIES-2.8%                  Amnex........................................         800,000 (a)             2,700,000
                                     NorAm Energy.................................         730,000                10,858,750
                                                                                                               _____________
                                                                                                                  13,558,750
                                                                                                               _____________
                                     TOTAL COMMON STOCKS
                                       (cost $481,731,714)                                                      $526,230,765
                                                                                                              ==============
TOTAL INVESTMENTS (cost $481,731,714).....................................                  109.5%             $526,230,765
                                                                                            =======           ==============
LIABILITIES, LESS CASH AND RECEIVABLES....................................                  (9.5%)             $(45,573,233)
                                                                                            =======           ==============
NET ASSETS................................................................                  100.0%              $480,657,532
                                                                                            =======           ==============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b)  Investment in non-controlled affiliates (cost $42,208,902)-see Note
    1(d).


See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                       SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $481,731,714)-see statement.....................................                                      $526,230,765
    Cash....................................................................                                            51,461
    Receivable for investment securities sold...............................                                         2,860,273
    Dividends receivable....................................................                                           343,488
    Receivable for subscriptions to Common Stock subscribed.................                                             4,917
    Prepaid expenses........................................................                                            16,037
                                                                                                                 ______________
                                                                                                                   529,506,941
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                $     297,764
    Due to Distributor......................................................                       99,262
    Bank loans payable-Note 2...............................................                   40,100,000
    Payable for investment securities purchased.............................                    7,360,464
    Payable for Common Stock redeemed.......................................                      557,388
    Loan commitment fees and interest payable...............................                      253,902
    Accrued expenses........................................................                      180,629           48,849,409
                                                                                            _____________        ______________
NET ASSETS..................................................................                                      $480,657,532
                                                                                                                 ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $445,577,889
    Accumulated net realized (loss) on investments..........................                                       (9,419,408)
    Accumulated net unrealized appreciation on investments-Note 4 (b).......                                        44,499,051
                                                                                                                 ______________
NET ASSETS at value.........................................................                                      $480,657,532
                                                                                                                 ==============
NET ASSET VALUE, per share:
    Class A Shares
      200 million shares of $1.00 par value authorized
      ($480,638,245 / 32,443,473 shares of Common Stock outstanding)........                                            $14.81
                                                                                                                       =======
    Class B Shares
      200 million shares of $1.00 par value authorized
      ($12,639 / 858 shares of Common Stock outstanding)....................                                            $14.73
                                                                                                                       =======
    Class C Shares
      200 million shares of $1.00 par value authorized
      ($1,453 / 98 shares of Common Stock outstanding)......................                                            $14.83
                                                                                                                       =======
    Class R Shares
      200 million shares of $1.00 par value authorized
      ($5,195 / 350 shares of Common Stock outstanding).....................                                            $14.84
                                                                                                                       =======



See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF OPERATIONS                                                                         YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $36,683 foreign taxes withheld at source)......                $ 4,164,039
      Interest..............................................................                    304,729
                                                                                           ____________
            TOTAL INCOME....................................................                                        $  4,468,768
    EXPENSES:
      Management fee-Note 3(a)..............................................                  3,965,630
      Interest-Note 2.......................................................                 2,009,924
      Shareholder servicing costs-Note 3(c).................................                 1,620,699
      Professional fees.....................................................                    99,728
      Directors' fees and expenses-Note 3(d)................................                    70,654
      Custodian fees-Note 3(c)..............................................                    70,018
      Loan commitment fees-Note 2...........................................                    67,814
      Prospectus and shareholders' reports..................................                    48,846
      Distribution fees-Note 3 (b)..........................................                       75
      Miscellaneous.........................................................                    4,032
                                                                                           ____________
            TOTAL EXPENSES..................................................                                           7,957,420
                                                                                                                     ____________
            INVESTMENT (LOSS)-NET...........................................                                         (3,488,652)
                                                                                                                     ____________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized (loss) on investments and foreign currency transactions (including
      options transactions).................................................               $(9,469,961)
    Net realized (loss) on forward currency exchange  contracts;
      Short transactions....................................................                 (157,429)
                                                                                           ____________
      NET REALIZED (LOSS)...................................................                                         (9,627,390)
    Net unrealized appreciation on investments and
      foreign currency transactions:
      Unaffiliated issuers..................................................                $ 8,483,047
      Affiliated issuers....................................................                  2,128,971               10,612,018
                                                                                                                     ____________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                             984,628
                                                                                                                     ____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                       $ (2,504,024)
                                                                                                                  ==============


See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED SEPTEMBER 30,
                                                                                       _________________________________________
                                                                                             1995                     1996
                                                                                       ________________         ________________
OPERATIONS:
    Investment income (loss)-net............................................             $   14,579,338         $    (3,488,652)
    Net realized gain (loss) on investments.................................                 39,414,693              (9,627,390)
    Net unrealized appreciation on investments for the year.................                  6,873,811              10,612,018
                                                                                       ________________         ________________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                 60,867,842              (2,504,024)
                                                                                       ________________         ________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net;
      Class A shares........................................................               (16,111,729)              (9,496,919)
    Net realized gain on investments;
      Class A shares........................................................                (8,422,040)             (38,124,274)
                                                                                       ________________         ________________
          TOTAL DIVIDENDS...................................................               (24,533,769)             (47,621,193)
                                                                                       ________________         ________________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................                 82,126,165              119,742,311
      Class B shares........................................................                      -                       13,886
      Class C shares........................................................                      -                       2,731
      Class R shares........................................................                      -                       5,239
    Dividends reinvested;
      Class A shares........................................................                 21,932,842              42,442,019
    Cost of shares redeemed;
      Class A shares........................................................              (138,675,507)            (203,500,906)
                                                                                       ________________         ________________
          (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..........               (34,616,500)             (41,294,720)
                                                                                       ________________         ________________
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................                 1,717,573              (91,419,937)
NET ASSETS:
    Beginning of year.......................................................                570,359,896              572,077,469
                                                                                       ________________         ________________
    End of year (including undistributed investment income-net;
      $1,801,170 in 1995)...................................................              $ 572,077,469            $ 480,657,532
                                                                                      =================        =================




See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                              SHARES
                                                                   _____________________________________________________________
                                                                                    CLASS A                       CLASS B
                                                                   ____________________________________       __________________
                                                                                                                 YEAR ENDED
                                                                           YEAR ENDED SEPTEMBER 30,             SEPTEMBER 30,
                                                                   ____________________________________
                                                                        1995                    1996                1996*
                                                                   ____________              ___________           __________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................              5,218,666               7,915,922                 858
    Shares issued for dividends reinvested...............             1,526,294               2,844,638                  -
    Shares redeemed..........................................       (8,826,816)            (13,395,848)                  -
                                                                   ____________              ___________           __________
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING..........       (2,081,856)             (2,635,288)                858
                                                                  =============           =============          =============

                                                                                                      SHARES
                                                                                      __________________________________________
                                                                                           CLASS C                 CLASS R
                                                                                      _________________      __________________
                                                                                         YEAR ENDED               YEAR ENDED
                                                                                        SEPTEMBER 30,           SEPTEMBER 30,
                                                                                           1996*                     1996*
                                                                                      _________________      __________________
CAPITAL SHARE TRANSACTIONS:
    Shares sold..............................................                                 98                      350
    Shares issued for dividends reinvested...................                                  -                       -
    Shares redeemed..........................................                                  -                       -
                                                                                      _________________      __________________
      NET INCREASE IN SHARES OUTSTANDING.....................                                 98                     350
                                                                                     ==================     ====================
*From January 3, 1996 (commencement of initial offering) to September 30,
1996.




See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                           CLASS A
                                                         ______________________________________________________________________
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                         ______________________________________________________________________
PER SHARE DATA:                                               1992          1993          1994           1995           1996
                                                            ________      ________      _________      ________       _________
    Net asset value, beginning of year...........            $17.72        $18.11        $18.53         $15.35         $16.31
                                                            ________      ________      _________      ________       _________
    INVESTMENT OPERATIONS:
    Investment income (loss)-net.................               .32           .21           .40            .40           (.12)
    Net realized and unrealized gain (loss)
      on investments.............................              1.83          1.82          (.56)          1.23            .01
                                                            ________      ________      _________      ________       _________
      TOTAL FROM INVESTMENT OPERATIONS...........              2.15          2.03          (.16)          1.63           (.11)
                                                            ________      ________      _________      ________       _________
    DISTRIBUTIONS:
    Dividends from investment income-net.........              (.39)        (.24)          (.80)          (.44)          (.28)
    Dividends from net realized gain on investments           (1.37)       (1.37)         (2.22)          (.23)         (1.11)
                                                            ________      ________      _________      ________       _________
      TOTAL DISTRIBUTIONS........................             (1.76)       (1.61)         (3.02)          (.67)         (1.39)
                                                            ________      ________      _________      ________       _________
    Net asset value, end of year.................            $18.11       $18.53          $15.35         $16.31         $14.81
                                                           ========      =========      ==========     =========      =========
TOTAL INVESTMENT RETURN (1)......................             13.28%       12.04%        (1.50%)         11.21%         (.71%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets           .97%        1.02%         1.03%           1.03%          1.11%
    Ratio of interest expense, loan commitment fees and
      dividends on securities sold short to
average net assets...............................               .10%         .04%          .09%            .08%          .39%
    Ratio of net investment income (loss) to
      average net assets.........................              1.74%         1.24%         2.10%          2.55%          (.66%)
    Portfolio Turnover Rate......................            141.67%       102.23%       158.05%        298.60%         131.43%
    Average commission rate paid (2).............                                                                        $.0961
    Net Assets, end of year (000's Omitted)......          $520,895       $596,369       $570,360       $572,077       $480,638
    (1)    Exclusive of sales charge.
    (2)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment
    securities.



See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                  CLASS B                CLASS C                   CLASS R
                                                            __________________     __________________       __________________
                                                                YEAR ENDED             YEAR ENDED               YEAR ENDED
                                                               SEPTEMBER 30,          SEPTEMBER 30,            SEPTEMBER 30,
PER SHARE DATA:                                                   1996(1)                1996(1)                  1996(1)
                                                            __________________     __________________       __________________

    Net asset value, beginning of period.............            $14.84                  $14.84                   $14.84
                                                               __________               _________               __________
    INVESTMENT OPERATIONS:
    Investment income (loss)-net.............................      (.10)                 (.24)(2)                  (.02)
    Net realized and unrealized gain (loss) on investments...      (.01)                   .23(2)                   .02
                                                               __________               _________               __________
      TOTAL FROM INVESTMENT OPERATIONS...................          (.11)                 (.01)(2)                     -
                                                               __________               _________               __________
    Net asset value, end of period.....................           $14.73                  $14.83                 $14.84
                                                               ===========              ===========            ============
TOTAL INVESTMENT RETURN (3)..............................        (.74%)(4)              (.07%)(4)                 .00%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets.....        1.47%(4)               1.42%(4)                 .73%(4)
    Ratio of interest expense and loan committment fees
      to average net assets...............................         .49%(4)                .47%(4)                 .35%(4)
    Ratio of net investment (loss) to average net assets        (1.40%)(4)             (1.32%)(4)               (.56%)(4)
    Portfolio Turnover Rate.................................      131.43%                131.43%                 131.43%
    Average commission rate paid (5)................               $.0961                $.0961                  $.0961
    Net Assets, end of period (000's Omitted).........                $13                    $1                      $5
    (1)    From January 3, 1996 (commencement of initial offering) to September 30, 1996.
    (2)  Based on average shares outstanding at each month end.
    (3)  Exclusive of sales load.
    (4)  Not annualized.
    (5)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment
    securities.






See notes to financial statements.

PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Equity Funds, Inc., (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering two series, including Premier Aggressive Growth Fund (the "Fund"). The Fund's investment objective is capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    On September 9, 1996, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Strategic Growth Fund to the Fund, in a tax free exchange for shares of Common Stock of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange is expected to be approved by Premier Strategic Growth Fund shareholders on December 16, 1996 and to become effective on or after December 31, 1996.
    On January 2, 1996, the Company's Board of Directors approved a change of the Company's name, from "Premier Capital Growth Fund, Inc." to "Premier Equity Fund's, Inc." and to rename the existing Fund "Premier Capital Growth Fund". On September 9, 1996, the Company's Board of Directors approved a change of the Fund's name from "Premier Capital Growth Fund" to "Premier Aggressive Growth Fund" which became effective on September 23, 1996.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) AFFILIATED ISSUERS: Issuers in which the Fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act.
    (E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    In accordance with Statement of Position 93-2, the Fund reclassed $3,540,452 from paid in capital and $7,643,949 from undistributed realized gains to undistributed income.
    The Fund has an unused capital loss carryover of approximately $9,419,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, the carryover expires in fiscal 2004.
NOTE 2-BANK LINES OF CREDIT:
    The Fund may borrow up to $76 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit
PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings and an additional commitment fee is paid on the unused portion of the first $46 million on the line of credit utilized for leveraging. Outstanding borrowings under both arrangements on September 30, 1996 amounted to $40.1 million.
    The average daily amount of borrowings outstanding under both agreements during the year ended September 30, 1996 was approximately $31.5 million, with a related weighted average annualized interest rate of 6.39%. The maximum amount borrowed at any time during the year ended September 30, 1996, was $68.8 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed, with respect to Class A 1 1/2% of the average value of the Fund's net assets and with respect to each other Class the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended September 30, 1996.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $67,637 during the year ended September 30, 1996 from commissions earned on sales of the Fund's shares.
    (B) Effective January 3, 1996, the Fund adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act, to which it pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended September 30, 1996, $35 was charged to the Fund for the Class B shares and $40 was charged to the Fund for the Class C shares.
    (C) Effective January 2, 1996, the Fund adopted a Shareholder Services Plan, pursuant to which it pays the Distributor, for the provision of certain services to Fund shareholders at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services
PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the year ended September 30, 1996, $975,463 was charged to Class A shares and during the period January 3, 1996 through September 30, 1996, $12 and $13 were charged to Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    Prior to January 2, 1996, the Fund's Shareholder Services Plan provided for the Fund to reimburse Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period October 1, 1995 through January 1, 1996, the Fund was charged an aggregate of $190,772 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $288,258 during the period from December 1, 1995 through September 30, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through September 30, 1996, $17,565 was paid to Mellon pursuant to the custody agreement.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended September 30, 1996, amounted to $739,421,393 and $789,081,236, respectively.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)_SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED) these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At September 30, 1996, there were no forward currency exchange contracts outstanding.
    In addition, the following summarizes the Fund's covered call options written transactions during the year ended September 30, 1996:

                                                                                                        OPTIONS TERMINATED
                                                                                                       ________________________
                                                                                                                         NET
                                                              NUMBER OF        PREMIUMS                               REALIZED
                                                              CONTRACTS        RECEIVED                 COST            (LOSS)
                                                             ____________     ___________           ___________     ___________
    OPTIONS WRITTEN:
    Contracts outstanding
      September 30, 1995.....................                   1,700        $    462,384
    Contracts written........................                   1,700         $ 1,099,863
                                                             ____________     _____________
                                                                3,400           1,562,247
                                                             ____________     _____________
    Contracts Terminated;
      Closed.................................                   3,400          $ 1,562,247         $ 6,199,326      $(4,637,079)
                                                             ____________     _____________       =============    =============
    Contracts outstanding
      September 30, 1996.....................                       0                 $  0
                                                             ============     ==============

    The Fund may write or (sell) options in order to gain exposure to or protect against changes in the market. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.
    (B) At September 30, 1996, accumulated net unrealized appreciation on investments was $44,499,051, consisting of $91,882,939 gross unrealized appreciation and $47,383,888 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER AGGRESSIVE GROWTH FUND
(FORMERLY PREMIER CAPITAL GROWTH FUND)-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER AGGRESSIVE GROWTH FUND
    We have audited the accompanying statement of assets and liabilities of Premier Aggressive Growth Fund, including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Aggressive Growth Fund at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
November 8, 1996
IMPORTANT TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Fund hereby designates $1.007 per share as a long-term capital gain distribution of the $1.394 per share paid on December 12, 1995.

PREMIER AGGRESSIVE GROWTH FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            009AR969
Annual Report
Premier Aggressive
Growth Fund
September 30, 1996
[lion2/hres logo]


PREMIER GROWTH AND INCOME FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For its first fiscal year, from its inception on December 29, 1995 through September 30,1996, the total return for Premier Growth and Income Fund Class A shares was 48.24%, Class B shares was 47.14%, Class C shares 47.27% and Class R shares 48.38%.* This compares with a year-to-date return of 13.49% for the Standard and Poor's 500 Composite Stock Price Index.**
    There were several reasons for the excellent total return of the Fund during this initial period. First, it was a favorable period for the overall stock market. Second, the Fund was invested in several dozen holdings. We believe this degree of concentration provides a combination of some portfolio diversification together with a substantial sensitivity to the performance of individual holdings. Third, the Fund was fortunate to have several individual investments that performed quite well during the period. Given its relative concentration, the Fund's performance was sensitive to the performance of these individual holdings.
    Several of the holdings that performed well early in the period rebounded off depressed price levels following tax-loss selling in late 1995. Some of the small-cap technology and medical companies owned by the Fund were bid up sharply by favorable fundamentals and market enthusiasm. A number of these stocks have since been sold at a profit. We try to acquire companies with favorable long-term fundamentals, but prefer to sell them if they reach what appear to be fully valued levels. In some cases, we may repurchase them if they later decline. The timely sale of stocks that rose to high valuation levels contributed to the Fund's return during the fiscal year.
    The Premier Growth and Income Fund has the flexibility to invest in a variety of large-cap, mid-cap and small-cap companies. The ability to invest in small-cap companies was helpful to the Fund's performance during the period. The portfolio also included investments in such major companies as Baxter International, Bank of Boston, Deere & Co., Union Pacific, Time Warner, Canadian Pacific and Louisiana Land & Exploration, and midcap companies such as OfficeMax, General Nutrition and Sundstrand.
    There is no requirement that each security in your Fund provide both an income and a growth opportunity. The portfolio is thus a mix of securities selected largely for their growth opportunities and those selected primarily for their income generation. This provides the flexibility to use a variety of different securities to achieve the Fund's objectives. The proportion of growth investments and income investments as well as the overall risk level of the total portfolio may be shifted in accordance with market conditions.
    For the income portion of the combined objectives of growth and income, your Fund was invested in utilities such as UGI, SBC Communications, Entergy and GTE, each of which has a dividend yield in excess of the S&P 500. There are also investments in one REIT, two convertible preferred stocks and three convertible bonds.
    Several long-term positive forces have provided a supportive background for the financial markets. First, the trend of inflation has remained generally favorable in the last several years. Second, we are in the early stages of a key demographic shift as the baby boom generation begins to focus on the need for a permanent program of saving to provide for future retirement income. Third, U.S. productivity growth in manufacturing has been favorable.

    Nonetheless, we believe that the period of strongest earnings growth in the U.S. economy is behind us for the time being. Corporate cost-cutting is very far advanced in many companies as are the benefits of refinancing high-cost debt. Many multinational companies have already reaped the profit benefits of the past decline in the dollar. Thus we believe that strong profit growth will become increasingly scarce over the next year. Many of the positions in the Fund are companies that we believe have a good chance of sustaining strong earnings growth even in this more challenging environment. While overall market valuations have risen, we continue to find good companies available in the stock market at reasonable valuation levels.
    The active stock market in 1996 provided favorable opportunities for capital appreciation. Shareholders should be aware, however, that the Fund's total return in this period was unusual. We would be surprised if it were to be repeated even if market conditions are favorable in the coming years.
    We will endeavor to realize a favorable return for the shareholders commensurate with a reasonable level of risk. There is likely to be an alternation of periods where the net asset value of the Fund declines and periods when the net asset value rises. Our focus is on achieving a satisfactory return for the shareholders over a period of time.
                              Very truly yours,

                          [Richard B. Hoey signature logo]

                              Richard B. Hoey
                              Portfolio Manager
October 31, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and capital gains paid, without taking into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge in the case of Class B and C shares.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC._Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged Index of stock market performance.


PREMIER GROWTH AND INCOME FUND                           SEPTEMBER 30, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER GROWTH AND INCOME FUND CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A:
Dollars
$14,838
Premier Growth and
Income Fund
(Class R Shares)
$14,627
Premier Growth and
Income Fund
(Class C Shares)
$14,314
Premier Growth and
Income Fund
(Class B Shares)
$14,156
Premier Growth and
Income Fund
(Class A Shares)
$11,349
Standard & Poor's 500
Composite Stock
Price Index*
*Source: Lipper Analytical Services, Inc.]

ACTUAL AGGREGATE TOTAL RETURNS
                              CLASS A SHARES                                              CLASS B SHARES
                     ______________________________                               ______________________________
                                                                                                            % Return Reflecting
                                               % Return                                                   Applicable Contingent
                                               Reflecting                                   % Return          Deferred Sales
                         % Return Without     Maximum Initial                                 Assuming No        Charge Upon
PERIOD ENDED 9/30/96       Sales Charge     Sales Charge (4.5%)   PERIOD ENDED 9/30/96        Redemption         Redemption*
____________                ________           _________          ____________                 ______            __________
From Inception (12/29/95)    48.24%             41.56%           From Inception (12/29/95)      47.14%            43.14%
                              CLASS C SHARES                                              CLASS R SHARES
                     ______________________________                               ______________________________
                                          % Return Reflecting
                                          Applicable Contingent
                            % Return       Deferred Sales
                            Assuming        Charge Upon
PERIOD ENDED 9/30/96      No Redemption     Redemption**          PERIOD ENDED 9/30/96
____________                ________         _________            ____________
From Inception (12/29/95)    47.27%           46.27%              From Inception (12/29/95)                    48.38%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Premier Growth and Income Fund on 12/29/95 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS                                                                      SEPTEMBER 30, 1996
COMMON STOCKS-77.5%                                                                                 SHARES             VALUE
                                                                                                    _______             ______
  BANKING-2.9%                       Bank of Boston.............................                     35,000       $  2,025,625
                                                                                                                        ______
  BASIC AND
  PROCESS INDUSTRIES-4.0%            Crompton & Knowles.........................                    100,000          1,637,500
                                     Thermo Ecotek..............................                     25,000 (a)        571,875
                                     Thermo Fibergen (Units)....................                     50,000 (a)        631,250
                                                                                                                        ______
                                                                                                                     2,840,625
                                                                                                                        ______
  CAPITAL GOODS-12.0%                Deere & Co.................................                     40,000          1,680,000
                                     Potash Corp. Saskatchewan..................                     20,000          1,462,500
                                     Sundstrand.................................                     50,000          1,950,000
                                     Thiokol....................................                     15,000            703,125
                                     Titan Wheel International..................                     50,000            750,000
                                     York International.........................                     40,000          1,935,000
                                                                                                                        ______
                                                                                                                     8,480,625
                                                                                                                        ______
  CONSUMER-11.3%                     Gargoyles..................................                     19,000 (a)        403,750
                                     General Nutrition..........................                     75,000 (a)      1,317,188
                                     Loehmann's.................................                     30,000 (a)        804,375
                                     Nabisco Holdings, Cl. A....................                     40,000          1,265,000
                                     Oakley.....................................                     50,000 (a)      2,125,000
                                     OfficeMax..................................                    150,000 (a)      2,100,000
                                                                                                                        ______
                                                                                                                     8,015,313
                                                                                                                        ______
  ENERGY-6.3%                        Amerada Hess...............................                     25,000          1,321,875
                                     Louisiana Land & Exploration...............                     15,000            789,375
                                     UGI........................................                    100,000          2,350,000
                                                                                                                        ______
                                                                                                                     4,461,250
                                                                                                                        ______
  HEALTH CARE-4.3%                   Baxter International.......................                     65,000          3,038,750
                                                                                                                        ______
  MEDIA/ENTERTAINMENT-7.0%           Tele-Comm Liberty Media Group, Cl. A ......                     50,000          1,431,250
                                     Time Warner................................                     50,000          1,931,250
                                     Viacom, Cl. B..............................                     45,000 (a)      1,597,500
                                                                                                                        ______
                                                                                                                     4,960,000
                                                                                                                        ______
  MINING AND METALS-1.3%             Brascan, Cl. A.............................                     50,000            925,000
                                                                                                                        ______
  REAL ESTATE-1.4%                   Merry Land & Investment....................                     45,000            961,875
                                                                                                                        ______
  TECHNOLOGY-14.6%                   Advanced Fibre Communications..............                     40,200 (a)      1,005,000
                                     Atmel......................................                     50,000 (a)      1,543,750
                                     Cadence Design System......................                      9,800 (a)        350,350
                                     Checkfree..................................                     80,000 (a)      1,600,000
                                     GT Interactive Software....................                     30,000 (a)        682,500
                                     Informix...................................                     70,000 (a)      1,951,250
                                     LSI Logic..................................                     50,000 (a)      1,162,500
                                     Mercury Interactive........................                     50,000 (a)        693,750
                                     National Semiconductor.....................                     25,000 (a)        503,125

PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         SEPTEMBER 30, 1996
COMMON STOCKS (CONTINUED)                                                                           SHARES              VALUE
                                                                                                    _______             ______
  TECHNOLOGY (CONTINUED)             Structural Dynamics Research...............                     35,000 (a)  $     835,625
                                                                                                                        ______
                                                                                                                    10,327,850
                                                                                                                        ______
  TELECOMMUNICATIONS-6.0%            GTE........................................                     60,000          2,310,000
                                     SBC Communications.........................                     40,000          1,925,000
                                                                                                                        ______
                                                                                                                     4,235,000
                                                                                                                        ______
  TRANSPORTATION-3.7%                Canadian Pacific...........................                     50,000          1,156,250
                                     Union Pacific..............................                     20,000          1,465,000
                                                                                                                        ______
                                                                                                                     2,621,250
                                                                                                                        ______
  UTILITIES-2.7%                     Entergy....................................                     70,000          1,890,000
                                                                                                                        ______
                                     TOTAL COMMON STOCKS
                                       (cost $51,813,588).......................                                   $54,783,163
                                                                                                                        ======
CONVERTIBLE PREFERRED STOCKS-4.5%
  MEDIA/ENTERTAINMENT-1.1%           TCI Communications, Ser. A, $2.125.........                     20,000      $     797,500
                                                                                                                        ______
  TELECOMMUNICATIONS-3.4%            AirTouch Communications, Ser. C, 4.25%.....                     50,000          2,375,000
                                                                                                                        ______
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (cost $3,355,070)........................                                  $  3,172,500
                                                                                                                        ======

                                                                                                    PRINCIPAL
CONVERTIBLE CORPORATE NOTES AND BONDS-6.9%                                                           AMOUNT
                                                                                                    _______
  CONSUMER-5.7%                      Home Depot, Sub. Notes,
                                       3.25%, 10/01/2001........................               $..2,000,000       $  2,042,500
                                     Pep Boys, Sub. Notes,
                                       Zero Coupon, 9/20/2011...................                  3,500,000          1,964,375
                                                                                                                        ______
                                                                                                                     4,006,875
                                                                                                                        ______
  HEALTH CARE-1.2%                   Complete Management, Sub. Deb.,
                                       8%, 8/15/2003............................                    700,000            856,625
                                                                                                                        ______
                                     TOTAL CONVERTIBLE CORPORATE NOTES
                                       AND BONDS
                                       (cost $4,634,360)........................                                  $  4,863,500
                                                                                                                        ======

PREMIER GROWTH AND INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           SEPTEMBER 30, 1996
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-11.8%                                                                        AMOUNT              VALUE
                                                                                                    _______             ______
  U.S. TREASURY BILLS:               5.06%, 10/3/1996...........................             $       14,000     $       13,996
                                     5.02%, 10/10/1996..........................                    170,000            169,796
                                     5.30%, 10/17/1996..........................                    145,000            144,685
                                     5.14%, 11/7/1996...........................                    500,000            497,470
                                     5.15%, 11/14/1996..........................                    802,000            797,172
                                     5.07%, 11/29/1996..........................                  1,802,000          1,787,440
                                     5.19%, 12/5/1996...........................                    909,000            900,837
                                     5.06%, 12/12/1996..........................                  4,050,000          4,009,824
                                                                                                                        ______
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $8,319,675)........................                                  $  8,321,220
                                                                                                                        ======
TOTAL INVESTMENTS (cost $68,122,693)............................................                     100.7%        $71,140,383
                                                                                                       ====             ======
LIABILITIES, LESS CASH AND RECEIVABLES..........................................                       (.7%)       $  (460,154)
                                                                                                       ====             ======
NET ASSETS......................................................................                     100.0%        $70,680,229
                                                                                                       ====             ======

NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.



See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES                                                      SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $68,122,693)-see statement......................................                                     $71,140,383
    Cash....................................................................                                         454,398
    Receivable for investment securities sold...............................                                       5,631,676
    Receivable for subscriptions to Common Stock............................                                         654,888
    Dividends and interest receivable.......................................                                         115,830
    Prepaid expenses........................................................                                          64,386
    Due from The Dreyfus Corporation and affiliates.........................                                          15,847
                                                                                                                      ______
                                                                                                                  78,077,408
LIABILITIES:
    Due to Distributor......................................................                   $     36,808
    Payable for investment securities purchased.............................                      7,234,360
    Payable for Common Stock redeemed.......................................                         80,575
    Accrued expenses........................................................                         45,436        7,397,179
                                                                                                      _____           ______
NET ASSETS  ................................................................                                     $70,680,229
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                     $66,072,731
    Accumulated undistributed investment income-net.........................                                          22,947
    Accumulated undistributed net realized gain on investments..............                                       1,566,861
    Accumulated net unrealized appreciation on investments-Note 4...........                                       3,017,690
                                                                                                                      ______
NET ASSETS at value.........................................................                                     $70,680,229
                                                                                                                      ======
NET ASSET VALUE per share:
    Class A Shares
      200 million shares of Common Stock authorized
      ($30,329,919 / 1,644,316 shares of Common Stock outstanding)..........                                          $18.45
                                                                                                                      ======
    Class B Shares
      200 million shares of Common Stock authorized
      ($37,534,132 / 2,043,282 shares of Common Stock outstanding)..........                                          $18.37
                                                                                                                      ======
    Class C Shares
      200 million shares of Common Stock authorized
      ($2,642,316 / 143,570 shares of Common Stock outstanding).............                                          $18.40
                                                                                                                      ======
    Class R Shares
      200 million shares of Common Stock authorized
      ($173,862 / 9,437 shares of Common Stock outstanding).................                                          $18.42
                                                                                                                      ======


See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF OPERATIONS
FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $1,656 foreign taxes withheld at source).......                    $   308,009
      Interest..............................................................                        262,852
                                                                                                      _____
          TOTAL INCOME......................................................                                     $   570,861
    EXPENSES:
      Management fee-Note 3(a)..............................................                        174,186
      Distribution fees-Note 3 (b)..........................................                         95,424
      Shareholder servicing costs-Note 3(c).................................                         87,232
      Registration fees.....................................................                         48,789
      Legal fees............................................................                         47,490
      Audit fees............................................................                          9,000
      Prospectus and shareholders' reports..................................                          8,728
      Custodian fees-Note 3(c)..............................................                          3,632
      Directors' fees and expenses-Note 3(d)................................                          2,509
      Miscellaneous.........................................................                          1,757
                                                                                                      _____
          TOTAL EXPENSES....................................................                        478,747
      Less-reduction in management fee due to undertaking-Note 3(a).........                         93,014
                                                                                                      _____
          NET EXPENSES......................................................                                         385,733
                                                                                                                       _____
          INVESTMENT INCOME-NET.............................................                                         185,128
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain on investments........................................                     $1,566,861
    Net unrealized appreciation on investments..............................                      3,017,690
                                                                                                                       _____
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                       4,584,551
                                                                                                                       _____
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $4,769,679
                                                                                                                       =====







See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996
OPERATIONS:
    Investment income-net...................................................................                   $     185,128
    Net realized gain on investments........................................................                       1,566,861
    Net unrealized appreciation on investments for the period...............................                       3,017,690
                                                                                                                      ______
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................                       4,769,679
                                                                                                                      ______
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net:
      Class A shares........................................................................                        (109,766)
      Class B shares........................................................................                         (49,896)
      Class C shares........................................................................                          (1,244)
      Class R shares........................................................................                          (1,275)
                                                                                                                      ______
          TOTAL DIVIDENDS...................................................................                        (162,181)
                                                                                                                      ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................................                      34,427,601
      Class B shares........................................................................                      38,453,822
      Class C shares........................................................................                       3,604,147
      Class R shares........................................................................                         664,097
    Dividends reinvested:
      Class A shares........................................................................                         100,028
      Class B shares........................................................................                          41,499
      Class C shares........................................................................                             829
      Class R shares........................................................................                           1,275
    Cost of shares redeemed:
      Class A shares........................................................................                      (6,181,710)
      Class B shares........................................................................                      (2,996,279)
      Class C shares........................................................................                      (1,311,627)
      Class R shares........................................................................                        (730,951)
                                                                                                                      ______
          INCREASE IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS............................                      66,072,731
                                                                                                                      ______
            TOTAL INCREASE IN NET ASSETS....................................................                      70,680,229
NET ASSETS:
    Beginning of period.....................................................................                              -
                                                                                                                      ______
    End of period (including undistributed investment
      income-net of $22,947 on September 30, 1996)..........................................                     $70,680,229
                                                                                                                      ======

                                                                                       SHARES
                                                        ____________________________________________________________________
                                                              CLASS A         CLASS B          CLASS C         CLASS R
                                                               ______        _______           _______         ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................                 1,979,771      2,212,839           216,822         49,451
    Shares issued for dividends reinvested.                     5,502          2,293                46             74
    Shares redeemed........................                  (340,957)      (171,850)          (73,298)       (40,088)
                                                               ______        _______           _______         ______
          NET INCREASE IN SHARES OUTSTANDING                1,644,316      2,043,282           143,570          9,437
                                                               ======        =======           =======         ======



See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from December 29, 1995
(commencement of operations) to September 30, 1996. This information has been derived from the Fund's financial statements.

PER SHARE DATA:                                      CLASS A SHARES    CLASS B SHARES   CLASS C SHARES  CLASS R SHARES
                                                         ________         ________         _______         ________
    Net asset value, beginning of period...               $12.50           $12.50          $12.50           $12.50
                                                             ___              ___             ___              ___
    INVESTMENT OPERATIONS:
    Investment income-net..................                  .10              .03             .03              .43
    Net realized and unrealized gain
      on investments.......................                 5.94             5.87            5.88             5.61
                                                             ___              ___             ___              ___
      TOTAL FROM INVESTMENT OPERATIONS.....                 6.04             5.90            5.91             6.04
                                                             ___              ___             ___              ___
    DISTRIBUTIONS;
    Dividends from investment income-net...                 (.09)            (.03)           (.01)            (.12)
                                                             ___              ___             ___              ___
    Net asset value, end of period.........              $18.45            $18.37          $18.40           $18.42
                                                             ===              ===             ===              ===
TOTAL INVESTMENT RETURN(1).................                48.24%           47.14%          47.27%           48.38%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(1)               .94%            1.52%           1.52%             .79%
    Ratio of net investment income to average
      net assets(1)........................                  .92%             .34%            .30%            1.01%
    Decrease reflected in above expense ratios
      due to undertakings by
      The Dreyfus Corporation(1)...........                  .30%             .30%            .30%             .30%
    Portfolio Turnover Rate(1).............               205.64%          205.64%         205.64%          205.64%
    Average commission rate paid(2)........               $.2413           $.2413          $.2413           $.2413
    Net Assets, end of period (000's Omitted)            $30,330          $37,534          $2,642             $174
    (1)  Not annualized.
    (2)  The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Equity Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering two series, including the Premier Growth and Income Fund (the "Fund") which commenced operations on December 29, 1995. The Fund's investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. The Manager has currently undertaken from December 29, 1995 through December 31, 1996 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding distribution expenses and certain expenses as described above) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $93,014 during the period ended September 30, 1996.

PREMIER GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended September 30, 1996, $86,590 was charged to the Fund for the Class B shares and $8,834 was charged to the Fund for the Class C shares.
    (C) The Fund has adopted a Shareholder Services Plan, pursuant to which it pays a fee to the Distributor, for the provision of certain services to Fund shareholders at the annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares, respectively. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 1996, $25,466, $28,863 and $2,945 were charged to Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,946 during the period ended September 30, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period from May 10, 1996 through September 30, 1996, $2,519 was paid to Mellon pursuant to the custody agreement.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1996, amounted to $110,048,974 and $51,813,704, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $3,017,690, consisting of $3,796,522 gross unrealized appreciation and $778,832 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER GROWTH AND INCOME FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER GROWTH AND INCOME FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Premier Growth and Income Fund (one of the Funds constituting Premier Equity Funds, Inc.) as of September 30, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from December 29, 1995 (commencement of operations) to September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Growth and Income Fund at September 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 29, 1995 to September 30, 1996, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
November 5, 1996





PREMIER EQUITY FUNDS, INC.
PREMIER GROWTH AND INCOME FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            320AR969
Annual Report
Premier Growth and
Income Fund
September 30, 1996
Dreyfus lion/2hres logo]